UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

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of the Securities Exchange Act of 1934 (Amendment No. __)

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THE PRUDENTIAL SERIES FUND
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

THE PRUDENTIAL SERIES FUND

SP International Growth Portfolio

Global Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT
August 30, 2013

To the Shareholders:

On April 23, 2013, at a special meeting of the Board of Trustees of The Prudential Series Fund (PSF), the trustees approved replacing Marsico Capital Management, LLC (Marsico) as subadviser to sleeves of the SP International Growth Portfolio (the International Portfolio) and the Global Portfolio (the Global Portfolio, and together with the International Portfolio, the Portfolios), each a series of PSF.

Prudential Investments LLC (PI), as the investment managerof PSF, has (i) entered into a new subadvisory agreement with Brown Advisory, LLC (BrownAdvisory) relating to a large cap growth sleeve of the Global Portfolio; (ii) entered into a new subadvisory agreement with Neuberger Berman Management LLC (Neuberger Berman) relating to a sleeve of assets of the International Portfolio; and (iii) terminated the subadvisory agreements with Marsico with respect to each of the Portfolios. The Portfolios’ subadvisory arrangements with their other subadvisers will not be affected.

This information statement describes the circumstances surrounding the Board of Trustees’ approval of the new subadvisory agreements and provides you with an overview of their terms. PI will continue as the Portfolios’ investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadvisory agreements with Brown Advisory and Neuberger Berman.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at http://www.PrudentialAnnuities.com/investor/invprospectus

THE PRUDENTIAL SERIES FUND

SP International Growth Portfolio

Global Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT
August 30, 2013

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the SP International Growth Portfolio (the International Portfolio) and the Global Portfolio (the Global Portfolio, and together with the International Portfolio, the Portfolios), each a series of The Prudential Series Fund (PSF), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The Manager of Managers Order permits PSF’s investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of PSF, without obtaining shareholder approval.1

PSF is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). PSF is organized as a Delaware statutory trust. The Portfolios are each a series of PSF.

The Trustees of PSF are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The principal executive offices of PSF are located at 100 Mulberry Street, Newark, NJ 07102-4077. Prudential Investments LLC (PI or the Manager) serves as the investment manager of PSF.

The Manager has (i) entered into a new subadvisory agreement with Brown Advisory, LLC (Brown Advisory) with respect to a large cap growth sleeve of the Global Portfolio dated and effective May 21, 2013 (the Brown Subadvisory Agreement); (ii) entered into a new subadvisory agreement with Neuberger Berman Management LLC (Neuberger Berman) with respect to a sleeve of assets of the International Portfolio, dated and effective June 7, 2013 (the Neuberger Berman Subadvisory Agreement, and together with the Brown Subadvisory Agreement, the New Subadvisory Agreements); and (iii) terminated the subadvisory agreements with Marsico Capital Management, LLC (Marsico) with respect to each of the Portfolios (the Prior Subadvisory Agreements).

The New Subadvisory Agreements do not affect the other subadvisers to the Portfolios, which are listed in the table below:

The New Subadvisory Agreements do not affect the other subadvisers to the Portfolios, which are:

Subadvisers to the Global Portfolio	Subadvisers to the International Portfolio
T. Rowe Price Associates, Inc. (T. Rowe) William Blair & Company LLC (William Blair) LSV Asset Management (LSV)	William Blair Jennison Associates LLC (Jennison)

The subadvisory agreements with each of the above listed subadvisers with respect to the Portfolios were each last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), on June 12, 2013.

The Portfolios will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about September 17, 2013 to shareholders investing in the Portfolios as of June 17, 2013.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

1 See Notice of Application (Release No. IC – 22139)(Aug. 13, 1996) and Order (Release No. IC – 22215)(Sept. 11, 1996).

NEW SUBADVISORY AGREEMENTS

Approval of Brown Subadvisory Agreement

As required by the 1940 Act, the Board of PSF considered the proposed Brown Subadvisory Agreement between the Manager and Brown Advisory. The Brown Subadvisory Agreement relates to the appointment ofBrown Advisory to replace Marsico as the new subadviser for the large cap growth sleeve of the Global Portfolio. The Board, including all of the Independent Trustees, met on April 23, 2013 and approved the Brown Subadvisory Agreement for an initial two year period, after concluding that approval of the Brown Subadvisory Agreement was in the best interests of the Global Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Brown Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Brown Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Global Portfolio by Brown Advisory; comparable performance information; the fees paid by the Manager to Brown Advisory; the potential for economies of scale that may be shared with the Global Portfolio and its shareholders; and other benefits to Brown Advisory. In connection with its deliberations, the Board considered information provided by the Manager and Brown Advisory at or in advance of the meeting on April 23, 2013. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Brown Subadvisory Agreement with respect to the Global Portfolio.

The Board determined that the overall arrangements between the Manager and Brown Advisory are appropriate in light of the services to be performed and the fee arrangement under the Brown Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Brown Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Global Portfolio by Marsico under the Prior Subadvisory Agreement relating to the Global Portfolio and those that would be provided by Brown Advisory under the proposed Brown Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Marsico and Brown Advisory were each required to provide day-to-day portfolio management services and comply with all Global Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Brown Advisory. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Brown Advisory. The Board noted that it received favorable compliance reports from PSF’s Chief Compliance Officer as to Brown Advisory.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Brown Advisory, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Global Portfolio by Brown Advisory.

Performance

The Board received and considered information regarding Brown Advisory’s investment performance in funds and accounts that use investment strategies similar to the one to be used by Brown Advisory for the Global Portfolio. The Board concluded that it was satisfied with the performance record of Brown Advisory.

Fee Rates

The Board considered the proposed subadvisory fee rate payable from the Manager to Brown Advisory under the Brown Subadvisory Agreement. The Board considered that the subadvisory fee rate for Brown Advisory was lower than that for Marsico. The Board noted that the lower subadvisory fee rate would result in an increase in the net investment management fee to be retained by the Manager, and therefore the Manager agreed to waive a portion of the management fee paid by the Global Portfolio to the Manager. The Board noted that it would review the management fee paid to the Manager by the Global Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement of Brown Advisory is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Global Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Global Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to Brown Advisory

The Board considered potential “fall out” or ancillary benefits anticipated to be received by Brown Advisory and its affiliates in connection with the Global Portfolio. The Board concluded that any potential benefits to be derived by Brown Advisory included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Brown Subadvisory Agreement was in the best interests of the Global Portfolio and its beneficial shareholders.

The Brown Subadvisory Agreement is attached as Exhibit A.

Approval of Neuberger Berman Subadvisory Agreement

As required by the 1940 Act, the Board of PSF considered the proposed Neuberger Berman Subadvisory Agreement between the Manager and Neuberger Berman for the International Portfolio. The Neuberger Berman Subadvisory Agreement relates to the appointment of Neuberger Berman to replace Marsico as the new subadviser for the sleeve of the International Portfolio previously subadvised by Marsico. The Board, including all of the Independent Trustees, met on April 23, 2013 and approved the Neuberger Berman Subadvisory Agreement for an initial two year period, after concluding that approval of the Neuberger Berman Subadvisory Agreement was in the best interests of the International Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Neuberger Berman Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Neuberger Berman Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services to be provided to the International Portfolio byNeuberger Berman; comparable performance information; the fees paid to Neuberger Berman by PI with respect to the International Portfolio; the potential for economies of scale that may be shared with the International Portfolio and its shareholders; and other benefits to Neuberger Berman. In connection with its deliberations, the Board considered information provided by PI with respect to the International Portfolio, and by Neuberger Berman, at or in advance of the meeting on April 23, 2013. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Neuberger Berman Subadvisory Agreement with respect to the International Portfolio.

The Board determined that the overall arrangements between PI and Neuberger Berman with respect to the International Portfolio are appropriate in light of the services to be performed and the fee arrangements under the Neuberger Berman Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determination to approve the Neuberger Berman Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the International Portfolio by Marsico under the Prior Subadvisory Agreement relating to the International Portfolio and those that would be provided by Neuberger Berman under the proposed Neuberger Berman Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Marsico and Neuberger Berman were each required to provide day-to-day portfolio management services and comply with all policies of the International Portfolio and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of Neuberger Berman. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Neuberger Berman. The Board noted that it received favorable compliance reports from PSF’s Chief Compliance Officer as to Neuberger Berman. The Board also considered Neuberger Berman’s experience and reputation in managing other portfolios of the Advanced Series Trust (AST).

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about Neuberger Berman, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the International Portfolio byNeuberger Berman.

Performance

The Board received and considered information regarding Neuberger Berman’s investment performance in funds and accounts that use investment strategies similar to the one to be used by Neuberger Berman for the International Portfolio. The Board concluded that it was satisfied with the performance record ofNeuberger Berman.

Fee Rates

The Board considered the proposed subadvisory fee rates payablefrom PI to Neuberger Berman with respect to the International Portfolio. The Board considered that the subadvisory fee rates for Neuberger Berman were lower than that for Marsico with respect to the International Portfolio. The Board noted that the lower subadvisory fee rates would result in increases in the net investment management fees with respect to the International Portfolio, and therefore PI agreed to waive a portion of the management fee paid by the International Portfolio to PI. The Board noted that it would review the management fees paid with respect to the International Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee was reasonable.

Profitability

Because the engagement ofNeuberger Berman is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the International Portfolio. As a result, the Board did not considerthis factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the International Portfolio contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with the annual reviews of advisory agreements.

Other Benefits to Neuberger Berman

The Board considered potential “fall out” or ancillary benefits anticipated to be received by Neuberger Berman and its affiliates in connection with the International Portfolio. The Board concluded that any potential benefits to be derived by Neuberger Berman included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Neuberger Berman Subadvisory Agreement was in the best interests of the International Portfolio and its beneficial shareholders.

The Neuberger Berman Subadvisory Agreement is attached as Exhibit B.

Information about the Subadvisers

Brown Advisory is headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 and managed approximately $31 billion in assets as of June 30, 2013. Additional information relating to the management of Brown and other funds managed by Brown Advisory is set forth in Exhibit C.

Neuberger Berman With a heritage dating to 1939, Neuberger Berman is a majority employee-controlled company. As of June 30, 2013, Neuberger Berman managed approximately $214 billion in assets. Neuberger Berman’s address is 605 Third Avenue, New York, New York 10158. Additional information relating to the management of Neuberger Berman and other funds managed by Neuberger Berman is set forth in Exhibit D.

Terms of the Subadvisory Agreements

With the exception of fees, the material terms of the New Subadvisory Agreements with each of the Subadvisers are substantially similar to the material terms of the Prior Subadvisory Agreements with Marsico. The Subadvisers are compensated by the Manager (and not the Portfolios) for the portion of assets each manages at the following annual rates:

Portfolio	Prior Subadvisory Fees Paid to Marsico	New Subadvisory Fees	Subadvisory Fees paid to Marsico during the most recently completed fiscal year
Global Portfolio	0.40% of average daily net assets to $1.5 billion; 0.35% of average daily net assets over $1.5 billion*	Brown Advisory: 0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion**	$636,326
International Portfolio	0.45% of average daily net assets to $500 million; 0.40% of average daily net assets over $500 million to $1 billion; 0.35% of average daily net assets over $1 billion***	Neuberger Berman: 0.375% of average daily net assets to $500 million; 0.325% of average daily net assets over $500 million to $1.5 billion; 0.300% of average daily net assets over $1.5 billion	$142,159

* For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the Global Portfolio were aggregated with: (i) the portion of the AST Advanced Strategies Portfolio of the AST that is managed by Marsico, (ii) the AST Marsico Capital Growth Portfolio of AST for which Marsico served as subadviser, (iii) the portion of the Large Capitalization Growth Portfolio of the Target Portfolio Trust that was managed by Marsico, (iv) the portion of the Target Conservative Allocation Fund of Target Asset Allocation Funds that was managed by Marsico, (v) the portion of the Target Moderate Allocation Fund of Target Asset Allocation Funds that was managed by Marsico, (vi) the portion of the Target Growth Allocation Fund of Target Asset Allocation Funds that was managed by Marsico, and (vii) other large cap growth accounts under which Marsico provided substantially similar advisory or sub-advisory services and which Marsico and PI and/or AST Investment Services, Inc. (ASTIS), as applicable, mutually agreed, in writing, would be included in determining the level of average daily net assets for purposes of the fee calculation.

**For purposes of calculating the fee payable to Brown Advisory, the assets managed by Brown Advisory in the Global Portfolio will be aggregated with: (i) the portion of the AST New Discovery Asset Allocation Portfolio for which Brown Advisory serves as subadviser; (ii) the portion of the AST Advanced Strategies Portfolio for which Brown Advisory serves as subadviser; (iii) the portion of the Large Capitalization Growth Portfolio of the Target Portfolio Trust for which Brown Advisory serves as subadviser; and (iv) other future large cap growth accounts under which Brown Advisory provides substantially similar advisory or subadvisory services and which Brown Advisory and PI and/or ASTIS, as applicable, mutually agree in writing, may be included in determining the level of average daily net assets for purposes of the fee calculation.

***The assets of the International Portfolio managed by Marsico were aggregated with the assets of any other portfolio subadvised by Marsico on behalf of PI, ASTIS, or both, pursuant to substantially the same international investment strategy and for which Marsico and PI and/or ASTIS, as applicable, agreed in writing would be aggregated for purposes of calculating the fee payable to Marsico.

The New Subadvisory Agreements provide, as did the Prior Subadvisory Agreements, that subject to the supervision of the Manager and the Board, the Subadvisers are responsible for managing the investment operations of a portion of the assets of the relevant Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the relevant Portfolio, all in accordance with the investment objectives and policies of the relevant Portfolio as reflected in their current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

The New Subadvisory Agreements will remain in full force and effect for a period of two years from the date of their execution and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the relevant Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreements may be terminated at any time without the payment of any penalty, either by a vote of the Board or by vote of a majority of the outstanding voting securities of the relevant Portfolio, (ii) the New Subadvisory Agreements will terminate immediately in the event of their assignment (within the meaning of the 1940 Act) or upon the termination of PSF’s Management Agreement with the Manager, and (iii) the New Subadvisory Agreements may be terminated at any time by the relevant Subadviser or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the relevant New Subadvisory Agreement.

The New Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, neither Subadviser will be liable for any act or omission in connection with its activities as subadviser to the relevant Portfolio.

Information about Other Subadvisers and Subadvisory Agreements

Each Subadviser co-subadvises the relevant Portfolio along with other subadvisers. The Board approved the subadvisory agreements with the other subadvisers of the Portfolios at a meeting held on June 12, 2013.

The subadvisory agreements with the other subadvisers of each Portfolio, which are not affected by the New Subadvisory Agreements, provide for compensation as shown in the tables below.

Global Portfolio

Subadviser	Fee Rate	Subadvisory Fees paid for the most recently completed fiscal year
LSV	0.45% of average daily net assets to $150 million; 0.425% of average daily net assets from $150 million to $300 million; 0.40% of average daily net assets from $300 million to $450 million; 0.375% of average daily net assets from $450 million to $750 million; and 0.35% of average daily net assets over $750 million*	$485,909
T. Rowe	Sleeve average daily net assets up to $100 million: 0.50% up to $50 million; 0.45% over $50 million to $100 million When sleeve average daily net assets exceed $100 million: 0.40% on all assets When sleeve average daily net assets exceed $200 million: 0.35% on all assets When sleeve average daily net assets exceed $500 million: 0.325% up to $500 million; 0.30% over $500 million to $1 billion When sleeve average daily net assets exceed $1 billion: 0.30% on all assets	$578,027
William Blair	0.30% to $500 million in assets; 0.25% over $500 million to $1 billion in assets; 0.20% over $1 billion in assets**	$359,263
8

*The assets managed by LSV in the Global Portfolio are aggregated with the assets managed by LSV in: (i) the SP International Value Portfolio; (ii) the AST International Value Portfolio of AST; (iii) the AST Advanced Strategies Portfolio of AST; (iv) the International Equity Portfolio of The Target Portfolio Trust; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Prudential International Value Fund of Prudential World Fund, Inc; and (viii) and any other portfolio subadvised by LSV on behalf of ASTIS and/or PI pursuant to substantially the same investment strategy.

**The assets of the International Portfolio managed by William Blair are combined with the assets in the Global Portfolio managed by William Blair, the assets of the AST International Growth Portfolio of AST managed by William Blair, the assets of the AST Advanced Strategies Portfolio of AST managed by William Blair, and any other portfolio subadvised by William Blair on behalf of PI and/or ASTIS, pursuant to substantially the same investment strategy.

International Portfolio

Subadviser	Fee Rate	Subadvisory Fees paid for the most recently completed fiscal year
Jennison	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; 0.30% of average daily net assets over $1 billion*	$97,576
William Blair	0.30% for first $500 million in assets; 0.25% for next $500 million in assets; 0.20% over $1 billion in assets**	$63,274

*The assets managed by Jennison in the International Portfolio are aggregated with the assets managed by Jennison in the AST International Growth Portfolio of the AST and any other portfolio subadvised by Jennison on behalf of PI and/or ASTIS pursuant to substantially the same investment strategy.

**The assets of the Global Portfolio are combined with the assets in the International Portfolio managed by William Blair, the assets in the AST International Growth Portfolio of AST managed by William Blair, the assets in the AST Advanced Strategies Portfolio managed by William Blair, and any other portfolio subadvised by William Blair on behalf of PI and/or ASTIS pursuant to substantially the same investment strategy.

MANAGEMENT OF PSF

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as PSF's manager under a management agreement, dated as of May 1, 2003, and renewed thereafter as required by the 1940 Act (the Management Agreement). The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on June 12, 2013. PI is a wholly owned subsidiary of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

As of June 30, 2013, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $216.4 billion. The Prudential Series Fund, Inc. (PSF Maryland) was incorporated under Maryland law on November 15, 1982. PSF Maryland was reorganized into PSF as of January 2, 2006. PSF was organized as a Delaware statutory trust under Delaware law on September 9, 2005.

Terms of the Management Agreement

Pursuant to the Management Agreement, the Manager, subject to the supervision of the Board and in conformity with the stated policies of PSF, manages both the investment operations of each Portfolio and the composition of PSF’s investment portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of PSF. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of PSF. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Manager reviews the performance of the subadvisers and makes recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. The Manager also administers PSF’s corporate affairs and, in connection therewith, furnishes PSF with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, PSF’s custodian (the Custodian), and PSF’s transfer agent. The management services of the Manager to PSF are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its officers and employees who have been elected as Trustees or officers of PSF to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such officers or employees of the Manager.

In connection with its management of the corporate affairs of PSF, the Manager bears the following expenses:

■	the salaries and expenses of all of its and PSF’s personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadviser;
■	all expenses incurred by the Manager or PSF in connection with managing the ordinary course of PSF’s business, other than those assumed by PSF as described below; and
■	the fees, costs and expenses payable to any investment subadvisers pursuant to subadvisory agreements between the Manager and such investment subadvisers.

Under the terms of the Management Agreement, PSF is responsible for the payment of Trust expenses not paid by the Manager, including:

■	the fees and expenses incurred by PSF in connection with the management of the investment and reinvestment of PSF’s assets payable to the Manager;
■	the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadviser;
■	the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of PSF and of pricing PSF’s shares;
■	the charges and expenses of PSF’s legal counsel and independent auditors;
■	brokerage commissions and any issue or transfer taxes chargeable to PSF in connection with its securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by PSF to governmental agencies;
■	the fees of any trade associations of which PSF may be a member;
■	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of PSF;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of PSF and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of PSF’s registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of PSF’s business and distribution and service (12b-1) fees.

The Management Agreement provides that the Manager will not be liable for any error of judgment by PI or for any loss suffered by PSF in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or PSF by the Board or vote of a majority of the outstanding voting securities of PSF (as defined in the 1940 Act) upon not more than 60 days’ nor less than 30 days’ written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For its services, the Portfolios compensate the Manager as follows:

Portfolio	Investment Management Fee Rate	Aggregate Investment Management Fees for Fiscal Year Ended 12/31/12
Global Portfolio	0.75% of average daily net assets*	$4,470,285
International Portfolio	0.85% of average daily net assets	$743,056

*The Manager has contractually agreed to waive 0.01% of its investment management fee with respect to the Global Portfolio through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Manager and the Board.

10

Directors and Officers of PI

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. None of the officers or directors of PI are also officers or directors of the Subadvisers.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below is a list of the Officers of PSF who are also officers or directors of PI.

Name	Position with PSF	Position with PI
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Bruce Karpati	Chief Compliance Officer	Chief Compliance Officer
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
Grace C. Torres	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Portfolios’ securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with PSF. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolios. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolios, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to PSF. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Investment Management Services LLC (PIMS) distributes the shares of the Portfolios under a Distribution Agreement with PSF. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

Class I and Class II shares of the Portfolios are sold without any sales charge at the net asset value of each Portfolio. Under the Distribution Agreement, Class II shares are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Class I shares do not pay a 12b-1 fee.

For the most recently completed fiscal year, the Portfolios incurred the following approximate amount of fees for services provided by PIMS:

Portfolio	Amount Paid
Global Portfolio	N/A
International Portfolio	$19,907

Administration

Class II shares of the Portfolios are also subject to an administration fee payable to PIMS of 0.15% of the average daily net assets of Class II. Class I shares do not pay an administration fee to PIMS.

For the most recently completed fiscal year, the Portfolios incurred the following approximate amount of administration fees for services provided by PIMS:

Portfolio	Amount Paid
Global Portfolio	N/A
International Portfolio	$11,944

Brokerage

For the most recently completed fiscal year, the Portfolios paid the following commissions to affiliated broker dealers:

Portfolio	Affiliated Broker	Commissions Paid
Global Portfolio	William Blair & Company, LLC	$1,505
International Portfolio	N/A	N/A

Shareholder Proposals

PSF, as a Delaware statutory trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or PSF’s Trust Agreement and Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of PSF must be received by PSF at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in PSF’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

PSF’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless PSF receives contrary instructions from one or more of the shareholders. A copy of PSF’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing PSF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on the share ownership of the Portfolios is set forth in Exhibit E to this Information Statement.

Deborah A. Docs
Secretary

Dated: August 30, 2013

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THE PRUDENTIAL SERIES FUND

Global Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 21st day of May, 2013 between Prudential Investments LLC (PI), a New York limited liability company and Brown Advisory LLC (Brown Advisory or the Subadviser), a Maryland limited liability company.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated January 1, 2006, with the Prudential Series Fund, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Fund, the Subadviser shall manage such portion of the Fund’s portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust of the Fund, the By-laws of the Fund, the Prospectus of the Fund, and the Fund’s valuation procedures as provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Fund, co-operate with the Manager’s (or its designees') personnel responsible for monitoring the Fund’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or an affiliate shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(g) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Fund’s portfolio securities and whether those market quotations are reliable for purposes of valuing the Fund’s portfolio securities and determining the Fund’s net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Fund’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Fund that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, it officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Brown Advisory LLC, 901 S. Bond Street, Suite 400, Baltimore, MD 21231, Attention: Legal and Compliance Department.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Fund or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Fund or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

BROWN ADVISORY LLC

By: /s/ David M. Churchill

Name: David M. Churchill

Title: Chief Financial Officer

SCHEDULE A

PRUDENTIAL SERIES FUND

As compensation for services provided by Brown Advisory LLC, Prudential Investments LLC will pay Brown Advisory LLC an advisory fee on the net assets managed by Brown Advisory LLC that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Global Portfolio	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion

Dated as of May 21, 2013.

EXHIBIT B

PRUDENTIAL SERIES FUND

PSF SP International Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 7th day of June, 2013 between Prudential Investments LLC, a New York limited liability company (the Manager) and Neuberger Berman Management LLC, a Delaware limited liability company (the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated January 1, 2006, with Prudential Series Fund, a Delaware statutory trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager has, acting pursuant to the Management Agreement, desires to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition of securities, repurchase and reverse repurchase agreements, derivatives contracts, options, futures contracts, options on futures contracts, and swap agreements, all in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”). The Manager hereby authorizes the Subadviser, as agent on behalf of the Trust, to enter into: (y) brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts and (z) International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, including any schedules and annexes to such agreements and confirmations, repurchase agreements, and such agreements and other documentation as may be required for the purchase or sale, assignment, transfer, and ownership of any permitted investment (such agreements and documents are collectively referred to herein as the “Transaction Agreements”). In connection therewith, the Subadviser covenants and agrees with the Manager, so long as this Agreement remains in effect, that the Subadviser shall cause the Trust to receive the pro rata benefit of any preferential treatment received by any pooled investment vehicle managed, advised, or subadvised by the Subadviser pursuant to any Transactional Agreement with respect to any security, debt, or other financial obligation or instrument held by such pooled investment vehicle that is pari passu to, and of the same series or class of any security, debt, or other financial obligation or instrument held by the Trust. The Manager acknowledges and understands that the Trust and the Manager, as applicable, will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes as permitted hereunder. In performing its obligations under this Agreement, the Manager authorizes Subadviser, at its own discretion and without the consent of the Manager, to delegate any non-investment advisory services to any third party service provider. Notwithstanding anything herein to the contrary, the Subadviser's liability to the Manager and the Trust at all times under this Agreement shall not be affected in any way whatsoever by any use of a third party service provider and the Subadviser (and not the Manager) shall be solely responsible for any fees, charges, or expenses owed to any such third party service provider. In addition, notwithstanding any other provision of the Agreement, the Subadviser: (x) may provide information about the Manager and the Trust to any such third party service provider; (y) will act in good faith and with due diligence in the selection, use, and monitoring of any such third party service provider; and (z) shall ensure that any such third party service provider is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject with respect to the Trust.

The Subadviser’s management of such portion of the Trust’s portfolio as delegated to the Subadviser by the Manager shall be subject to the following additional understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Subadviser may use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Subadviser, each of whom shall be treated as an “associated person” of the Subadviser (as defined in the Investment Advisers Act of 1940 (the Advisers Act)) to assist in the performance of any or all of the services or functions provided by the Subadviser under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant positions of the Securities and Exchange Commission (the Commission) and its

staff. Notwithstanding anything herein to the contrary, the Subadviser's liability to the Manager and the Trust at all times under this Agreement shall not be affected in any way whatsoever by any use of such associated persons and the Subadviser (and not the Manager) shall be solely responsible for any fees, charges, or expenses owed to such affiliated person and such associated persons. In addition, notwithstanding any other provision of the Agreement, the Subadviser: (x) may provide information about the Manager and the Trust to any such affiliated person and such associated persons providing services hereunder; (y) will act in good faith and with due diligence in the selection, use, and monitoring of any such affiliated person and any such associated person providing services hereunder; and (z) shall ensure that any such affiliated person and any such associated person providing services hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject with respect to the Trust.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager’s (or its designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission) in connection with its duties as a subadviser to the Trust. The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Trust in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable state and federal rules and regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 605 Third Avenue, New York NY 10158, Attention: General Counsel.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the

Subadviser’s written request, and to implement those changes in the next regularly scheduled production of those materials. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York, without regard to conflict of laws principles.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

NEUBERGER BERMAN MANAGEMENT LLC

By: /s/ Brian Kerrane

Name: Brian Kerrane

Title: Senior Vice President

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SCHEDULE A

PRUDENTIAL SERIES FUND

As compensation for services provided by Neuberger Berman Management Income LLC, Prudential Investments LLC will pay Neuberger Berman Management LLC an advisory fee on the net assets managed by Neuberger Berman Management LLC that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
PSF SP International Growth Portfolio	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets over $500 million to $1.5 billion; 0.300% of average daily net assets over $1.5 billion

Dated as of June 7, 2013

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EXHIBIT C

MANAGEMENT OF BROWN ADVISORY LLC

Brown Advisory, LLC (Brown Advisory) is a wholly owned subsidiary of Brown Advisory Management, LLC (BAM). Brown Advisory’s controlling entity is Brown Advisory Incorporated (BAI), which serves as the firm’s parent company. BAI is the managing member of BAM.

The table below lists the name, address, and position for Brown Advisory’s principal executive officers.

Name & Address*	Position
Michael Hankin	President and CEO
David M. Churchill	Chief Financial Officer
Brett D. Rogers	Chief Compliance Officer

* The principal mailing address of each such person is 901 S. Bond Street Suite 400 Baltimore, Maryland 21231.

COMPARABLE FUNDS FOR WHICH BROWN ADVISORY SERVES AS ADVISER AND/OR SUBADVISER

The following table lists certain information regarding comparable funds to which Brown Advisory provides investment advisory services, other than the Global Portfolio.

Fund	Net Assets (as of 6/30/13)	Fee Paid to Brown Advisory
Client A*	$2,416 Million	First $100 million: 0.30% Next $100 million: 0.25% Assets over $200 million: 0.20%
Client B*	$439 Million	.20%

*For confidentiality purposes, the names of the comparable subadvised funds have been withheld.

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EXHIBIT D

MANAGEMENT OF NEUBERGER BERMAN MANAGEMENT LLC

Neuberger Berman Management LLC (Neuberger Berman)

Neuberger Berman is a majority employee-controlled company. Neuberger Berman is registered with the SEC as an investment adviser and has been continuously registered with the SEC since 1970.

The table below lists the name, address, and position for Neuberger Berman’s principal executive officer.

Name & Address*	Position
Robert Conti	President & CEO

* The principal mailing address of each such person is 605 Third Avenue, New York, NY 10158.

COMPARABLE FUNDS FOR WHICH NEUBERGER BERMAN SERVES AS ADVISER AND/OR SUBADVISER

The following table lists certain information regarding comparable funds to which Neuberger Berman provides investment advisory services, other than the International Portfolio.

Fund	Net Assets (as of 6/30/13)	Fee Paid to Neuberger Berman
Neuberger Berman International Large Cap Fund	$225M	0.550% on first $250 Million 0.525% on next $250 Million 0.500% on next $250 Million 0.475% on next $250 Million 0.450% on next $250 Million 0.425% on next $250 Million 0.400% over $4 Billion
International Large Cap Subadvised Fund 1*	$414M	0.45% on first $250M 0.40% on assets over $250M
International Large Cap Subadvised Fund 2*	$47M	0.45% on first $250M 0.40% on assets over $250M
International Large Cap Subadvised Fund 3*	$711M	0.375% of average daily net assets to $500M; 0.325% of average daily net assets on next $1B 0.300% of average daily net assets over $1.5B

*For confidentiality purposes, the names of the comparable subadvised funds have been withheld.

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EXHIBIT E

SHAREHOLDER INFORMATION

As of August 16, 2013, the Trustees and officers of PSF, as a group, owned less than 1% of the outstanding shares of the Global Portfolio.

As of August 16, 2013, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Global Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Class	Shares/Percentage
Global Portfolio	Pruco Life Insurance Company Pru Life	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	I	15,165,452 / 50.15%
	Pruco Life Insurance Company Plaz Life	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	I	5,477,343 / 18.11%
	Pru Annuities Inc Pru Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	I	3,968,700 / 13.12%
	Pruco Life Insurance Company Plaz Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	I	2,977,687 / 9.85%
International Portfolio	Pruco Life Insurance Company Plaz Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	I	7,336,159 / 51.20%
	Pruco Life Insurance Company Plaz Life	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	I	4,272,431 / 29.82%
	Pru Annuity Distributor Inc	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	I	1,189,919 / 8.30%
	Allianz Life Insurance Company Of North America	5701 Golden Hills Dr Minneapolis, MN 55416	II	1,437,321 / 93.29%

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